DONEGAL GROUP INC.

                   2001 EQUITY INCENTIVE PLAN FOR DIRECTORS
                   ----------------------------------------

      DONEGAL GROUP INC., a corporation organized under the laws of the State of Delaware, hereby sets forth the 2001 Equity Incentive Plan for Directors. The Plan provides for the grant of (i) Options to Outside Directors of the Company and the Mutual Company and (ii) Restricted Stock Awards to Directors of the Company and the Mutual Company, as each of such capitalized terms is hereinafter defined.

      1. DEFINITIONS. Whenever the following terms are used in the Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

      "Board" shall mean the Board of Directors of the Company.

      "Class A Common Stock" shall mean the Class A Common Stock, $.01 par value, of the Company.

      "Class B Common Stock" shall mean the Class B Common Stock, $.01 par value, of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

      "Company" shall mean Donegal Group Inc., a Delaware corporation.

      "Director" shall mean a member of the Board of Directors of the Company and/or the Mutual Company.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Fair Market Value" of the Class A Common Stock or Class B Common Stock, as the case may be, on any date shall mean the closing price of the Class A Common Stock or Class B Common Stock, as applicable, for such date, as reported in The Wall Street Journal, or if not so reported, as otherwise reported by The Nasdaq Stock Market ("Nasdaq"), or if the Class A Common Stock or Class B Common Stock, as the case may be, is not reported by Nasdaq, the fair market value shall be as determined by the Board. If no closing price is reported for such date, the next preceding date for which such sale prices are quoted shall be used.

      "Grantee" shall mean a Director to whom a Restricted Stock Award is granted.

      "Mutual Company" shall mean Donegal Mutual Insurance Company.

      "Option" shall mean a nonqualified stock option granted under the provisions of Section 4 of the Plan to purchase Class A Common Stock of the Company.

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      "Optionee" shall mean an Outside Director to whom an Option is granted.

      "Outside Director" shall mean a Director who is not also an employee of the Company, the Mutual Company or any affiliate of the Company or the Mutual Company.

      "Plan" shall mean this 2001 Equity Incentive Plan for Directors.

      "Restricted Stock Award" shall mean a restricted stock award granted under the provisions of Section 5 of the Plan.

      "Secretary" shall mean the Secretary of the Company.

      "Termination of Service" shall mean such time as a Director shall cease to serve as a member of the Board of Directors of the Company or the Mutual Company, whether as a result of resignation, failure to be reelected, removal for cause, death or any other reason.

      2.   ADMINISTRATION.

      (A) ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board.

      (B) DUTY AND POWERS OF THE BOARD. It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan, the Options and the Restricted Stock Awards and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall have the discretion to determine who will be granted Options and to determine the number of Options to be granted to any Outside Director, the timing of such grant and the terms of exercise. The Board shall not have any discretion to determine who will be granted Restricted Stock Awards under the Plan.

      (C) BOARD ACTIONS. The Board may act either by vote of a majority of its members present at a meeting of the Board at which a quorum is present or by a memorandum or other written instrument signed by all members of the Board.

      (D) COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Board shall not receive any compensation for their services in administering the Plan, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants or other persons. The Board, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees and Grantees, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

      3.   SHARES SUBJECT TO THE PLAN.

      (A) LIMITATIONS. The shares of stock issuable pursuant to Options or Restricted Stock Awards shall be shares of Class A Common Stock. The total number of such shares that may be

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issued pursuant to Options or Restricted Stock Awards granted under the Plan shall not exceed 200,000 in the aggregate.

      (B) EFFECT OF UNEXERCISED OR CANCELLED OPTIONS. If an Option expires or is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such Option that were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option or Restricted Stock Award granted hereunder.

      (C) CHANGES IN CAPITALIZATION. Subject to any required action by the stockholders of the Company, the number of shares of Class A Common Stock covered by each outstanding Option and Restricted Stock Award and the number of shares of Class A Common Stock that have been authorized for issuance under the Plan but as to which no Options or Restricted Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Class A Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Class A Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Class A Common Stock, or any other increase or decrease in the number of issued shares of Class A Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class A Common Stock subject to an Option or Restricted Stock Award.

      (D) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Option holder the right to exercise his or her Option as to all or any part of the shares of Class A Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

      (E) SALE OR MERGER. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to: (i) causing an Option to be assumed or an equivalent option to be substituted by the successor corporation or a parent or subsidiary of such successor corporation, (ii) providing that each Option holder shall have the right to exercise his or her Option as to all of the shares of Class A Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declaring that an Option shall terminate at a date fixed by the Board, provided that the Option holder is given notice and opportunity to exercise the then exercisable portion of his or her Option prior to such date.

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      4.   STOCK OPTIONS.

      (A)  GRANTING OF OPTIONS.

           (I) ELIGIBILITY. Each Outside Director shall be eligible to be granted Options.

           (II) GRANTING OF OPTIONS. Options may be granted by the Board at any time and from time to time while the Plan shall be in effect. The Board shall have the authority to determine the Outside Directors to whom Options are granted, the number of Options to be granted to each and the timing and vesting of each grant. The Board's determinations with respect to Options granted under the Plan need not be uniform and may be made selectively among Outside Directors as the Board, in its discretion, shall determine.

           (III) TYPE OF OPTIONS. All Options granted under the Plan shall be options not intended to qualify as incentive stock options under Section 422 of the Code.

      (B)  TERMS OF OPTIONS.

           (I) OPTION AGREEMENT. Each Option shall be evidenced by a written stock option agreement that shall be executed by the Optionee and on behalf of the Company and that shall contain such terms and conditions as the Board determines are required or appropriate under the Plan.

           (II) OPTION PRICE. The exercise price of the shares subject to each Option shall be not less than 100% of the Fair Market Value for such shares on the date the Option is granted.

           (III) DATE OF GRANT. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Board's authorization of the Option or such later date as may be determined by the Board at the time the Option is authorized.

           (IV) EXERCISE TERM. Each stock option agreement shall state the period or periods of time within which the Option may be exercised, in whole or in part, as determined by the Board, provided that no Option shall be exercisable after ten years from the date of grant thereof. The Board shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Board deems appropriate.

           (V) RIGHTS UPON TERMINATION OF SERVICE. Upon an Optionee's Termination of Service, for any reason other than death, the Optionee shall have the right to exercise the Option during its term within a period of three months after such termination to the extent that the Option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Board. In the event that an Optionee dies prior to the expiration of his or her Option and without having fully exercised his or her Option, the Optionee's representative or successor shall have the right to exercise the Option during its term within a period of one year after Termination of Service due to death to the extent that the Option was exercisable at the time of Termination of Service, or within such other period, and subject to such terms and conditions, as may be specified by the Board.

      (C)  EXERCISE OF OPTIONS.

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           (I) PERSON ELIGIBLE TO EXERCISE. During the lifetime of the Optionee, only the Optionee may exercise an Option or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such person of such person's right to exercise the Option or any portion thereof.

          (II) FRACTIONAL SHARES. The Company shall not be required to issue fractional shares on exercise of an Option.

           (III) MANNER OF EXERCISE. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary, specifying the number of shares to be purchased. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Class A Common Stock at Fair Market Value, Class B Common Stock at Fair Market Value, or a combination thereof, as the Board may determine from time to time and subject to such terms and conditions as may be prescribed by the Board for such purpose. The Board may also, in its discretion and subject to prior notification to the Company by an Optionee, permit an Optionee to enter into an agreement with the Company's transfer agent or a brokerage firm of national standing whereby the Optionee will simultaneously exercise the Option and sell the shares acquired thereby through the Company's transfer agent or such a brokerage firm and either the Company's transfer agent or the brokerage firm executing the sale will remit to the Company from the proceeds of sale the exercise price of the shares as to which the Option has been exercised.

           (IV) RIGHTS OF STOCKHOLDERS. An Optionee shall not be, nor have any of the rights of, a stockholder of the Company in respect to any shares that may be purchased upon the exercise of any Option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

           (V) GENERAL RESTRICTIONS. Each Option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine that
(i) the listing, registration or qualification of the shares of Class A Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or
(iv) an agreement by the Optionee with respect to the disposition of shares of Class A Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Class A Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval, payment, withholding or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

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     5.   RESTRICTED STOCK AWARDS.

      (A)  GRANTING OF AWARDS.

           (I) ELIGIBILITY. Each Director shall be eligible to be granted Restricted Stock Awards.

           (II) GRANTING OF AWARDS. Each Director shall be granted annual Restricted Stock Awards consisting of 175 shares of Class A Common Stock, such Restricted Stock Awards to be made on the first business day of January in each year, commencing January 2, 2002, provided that the Director served as a member of the Board or of the Board of Directors of the Mutual Company during any portion of the preceding calendar year.

      (B)  TERMS OF RESTRICTED STOCK AWARDS.

           (I) RESTRICTED STOCK AGREEMENT. Each Restricted Stock Award shall be evidenced by a written restricted stock agreement that shall be executed by the Grantee and the Company and that shall contain such restrictions, terms and conditions as are required by the Plan.

           (II) RESTRICTIONS ON TRANSFER. The shares of Class A Common Stock comprising the Restricted Stock Awards may not be sold or otherwise transferred by the Grantee until one year after the date of grant. Although the shares of Class A Common Stock comprising each Restricted Stock Award shall be registered in the name of the Grantee, the Company reserves the right to place a restrictive legend on the stock certificate. None of such shares of Class A Common Stock shall be subject to forfeiture.

           (III) RIGHTS AS STOCKHOLDER.

                 (A) Subject to the restrictions on transfer set forth in
Section 5(b)(ii) hereof, a Grantee shall have all the rights of a stockholder with respect to the shares of Class A Common Stock issued pursuant to Restricted Stock Awards made hereunder, including the right to vote the shares and receive all dividends and other distributions paid or made with respect to the shares.

                 (B) In the event of changes in the capital stock of the Company by reason of stock dividends, split-ups or combinations of shares, reclassifications, mergers, consolidations, reorganizations or liquidations while the shares comprising a Restricted Stock Award shall be subject to restrictions on transfer, any and all new, substituted or additional securities to which the Grantee shall be entitled by reason of the ownership of a Restricted Stock Award shall be subject immediately to the terms, conditions and restrictions of the Plan.

                 (C) If a Grantee receives rights or warrants with respect to any shares comprising a Restricted Stock Award, such rights or warrants or any shares or other securities acquired by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations set forth in the Plan.

           (IV) GENERAL RESTRICTIONS. Each Restricted Stock Award granted under the Plan shall be subject to the requirement that if, at any time the Board shall determine that (i) the

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listing, registration or qualification of the shares of Class A Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) the satisfaction of any tax payment or withholding obligation, or (iv) an agreement by the Grantee with respect to the disposition of shares of Class A Common Stock, is necessary or desirable as a condition of or in connection with the granting of such Restricted Stock Award, such Restricted Stock Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

      6.   MISCELLANEOUS PROVISIONS.

      (A) NO ASSIGNMENT OR TRANSFER. No Option or interest or right therein or part thereof, and, for a period of one year after the date of grant, no Restricted Stock Award or any interest therein or part thereof, shall be liable for the debts, contracts, or engagements of the Optionee or Grantee or his or her successors in interest nor shall they be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this
Section 6(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

      (B) AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required stockholder approval or any stockholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Optionee or Grantee, alter or impair any rights or obligations under any outstanding Option or Restricted Stock Award. No Option or Restricted Stock Award may be granted during any period of suspension nor after termination of the Plan.

      (C) WITHHOLDING. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate for such shares. If and to the extent authorized by the Board, in its sole discretion, an Optionee may make an election, by means of a form of election to be prescribed by the Board, to have shares of Class A Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Class A Common Stock or other securities of the Company owned by the Optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Board, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Board as of the date of exercise.

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      (D) RESERVATION OF SHARES. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares of Class A Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

      (E) DURATION OF THE PLAN. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option or Restricted Stock Award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's stockholders.

      (F) NO PROHIBITION ON CORPORATE ACTION. No provision of the Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interest, whether or not such action could have an adverse effect on the Plan or any Options or Restricted Stock Awards granted hereunder, and no Director or Director's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

      (G) INDEMNIFICATION. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Board against, and each member of the Board shall be entitled without further action on such Board member's part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by such Board member in connection with or arising out of, any action, suit or proceeding in which such Board member may be involved by reason of his or her being or having been a member of the Board, whether or not he or she continues to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such Board member (i) in respect of matters as to which such Board member shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his or her duty as such member of the Board; or (ii) in respect of any matter in which any settlement is effected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such Board member unless, within 60 days after institution of any such action, suit or proceeding, such Board member shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Board and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

      (H) COMPLIANCE WITH PLAN PROVISIONS. No Optionee or Grantee shall have any right with respect to the Plan, the Class A Common Stock reserved for issuance under the Plan or in any Option or Restricted Stock Award until a written stock option agreement or a written restricted stock agreement, as the case may be, shall have been executed on behalf of the Company and by the Optionee or Grantee, and all the terms, conditions and provisions of the

                                      -8-

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Plan and the Option or Restricted Stock Award applicable to such Optionee or
Grantee (and each person claiming under or through such person) have been met.

      (I) APPROVAL OF COUNSEL. In the discretion of the Board, no shares of Class A Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option or Restricted Stock Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

      (J) EFFECTS OF ACCEPTANCE. By accepting any Option or Restricted Stock Award or other benefit under the Plan, each Optionee and Grantee and each person claiming under or through such person shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or its delegates.

      (K) COMPLIANCE WITH RULE 16B-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options or Restricted Stock Awards granted under the Plan, it is the intention of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with that rule.

      (L) STOCKHOLDER APPROVAL. No Option may be exercised and no Restricted Stock Award may be granted until the Plan shall have been approved by the stockholders of the Company in accordance with applicable law and regulations.

      (M) TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


Adopted by the Board of Directors on March 8, 2001.

Approved by the Stockholders on April 19, 2001.

PH1\830096.3
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